                      SECURITES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 24, 1997

                    TANGER FACTORY OUTLET CENTERS, INC.
           (Exact name of registrant as specified in its charter)



      NORTH CAROLINA               33-99736                56-1815473
                                   333-3526

(State or Other Jurisdiction     (Commission             (I.R.S. Employer
     Incorporation)              File Numbers)         Identification Number)


                           --------------------------
                           1400 WEST NORTHWOOD STREET
                              GREENSBORO, NC 27408
                          (principal executive offices)
                                 (910) 274-1666

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable

         (b) Not applicable

         (a) Exhibits

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EXHIBIT NO.                        DESCRIPTION

   4(i) Form of Second Supplemental Indenture, dated as of October 24, 1997, among the Operating Partnership, Tanger Factory Outlet Centers, Inc. and State Street Bank & Trust Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 29, 1997

                                        TANGER FACTORY OUTLET CENTERS, INC.


                                        By:  /s/ Frank C. Marchisello, Jr.
                                             --------------------------------

                                        Name:   Frank C. Marchisello, Jr.
                                                Vice President--
                                                Chief Financial Officer





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